UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549



                                    FORM 8-K

                                 CURRENT REPORT

                         PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                        Date of Report November 23, 1998

                        (Date of earliest event reported)

                          NuMED Home Health Care, Inc.
             (Exact name of Registrant as specified in its charter)



          Nevada                      1-12992                34-171164
---------------------------        -------------       ---------------------
(State or other jurisdiction of     (Commission           (I.R.S. Employer
 incorporation)                      File Number)        Identification Number)



    5770 Roosevelt Boulevard, Suite 700
            Clearwater, Florida                         33760
   -------------------------------------         --------------------
 (Address of principal executive offices)             (Zip Code)


                                 (727) 524-3227
               ---------------------------------------------------

              (Registrant's telephone number, including area code)


Item 5.  Other Events.

         On November 23, 1998, NuMED Home Health Care, Inc. and its Chief Executive Officer Mr. Jugal K. Taneja, entered into a Termination, Noncompetition and Mutual Release Agreement pursuant to which Mr. Taneja relinquished his duties as the Chief Executive Officer and Chairman of the Board and agreed to accept $250,000 and 744,680 shares of Common Stock in exchange for releasing NuMED from its contractual obligations under his Employment Agreement. Additionally, the expiration date of all of Mr. Taneja's options and warrants were extended for a term of three years from November 23, 1998, and accordingly, will expire on November 23, 2001. As the Company's largest beneficial owner, Mr. Taneja will remain a director.

         The Board also approved the appointment of the current President, Ms. Susan J. Carmichael, to the additional post of Chief Executive Officer effective November 23, 1998. Correspondingly, the company entered into a new one-year Employment Agreement with Ms. Carmichael effective as of November 23, 1998, in lieu of her prior three-year Employment Agreement as President.

         Mr. Taneja's Termination, Noncompetition and Mutual Release Agreement and Ms. Carmichael's new Employment Agreement are filed as exhibits to this Current Report on Form 8-K and are incorporated herein by this reference. The discussion above is qualified in its entirety by reference to those agreements.

Item 7.  Financial Statements and Exhibits.

         (a) Financial statements of business acquired.

                     Not applicable

         (b) Pro Forma financial information.

                     Not applicable

         (c) Exhibits.

10.1 Termination, Noncompetition and Mutual Release Agreement made effective as of November 23, 1998, by and between NuMED Home Health Care, Inc. and Jugal K. Taneja.

10.2 Employment Agreement made effective as of November 23, 1998, by and between NuMED Home Health Care, Inc. and Ms. Susan J. Carmichael.

                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                     NuMED HOME HEALTH CARE, INC.


                                     By: /s/ Susan J. Carmichael
                                         Susan J. Carmichael
                                         Chief Executive Officer and President
Date:    December 4, 1998

                                  EXHIBIT INDEX

Exhibit No.                        Description

10.1 Termination, Noncompetition and Mutual Release Agreement made effective as of November 23, 1998, by and between NuMED Home Health Care, Inc. and Jugal K. Taneja.

10.2 Employment Agreement made effective as of November 23, 1998, by and between NuMED Home Health Care, Inc. and Ms. Susan J. Carmichael.